                                                                     Exhibit 77O

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: WELLS CAPITAL MANAGEMENT

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[ ] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[X] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer FleetCor Technologies Inc

2.   Date of Purchase December 14, 2010

3.   Underwriter from whom purchased JP Morgan Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Wells Fargo Securities

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $6,900,000.00

8.   Aggregate principal amount of offering $291,525,000

9.   Purchase price (net of fees and expenses) $23.00

10.  Date offering commenced December 14, 2010

11.  Offering price at close of first day on which any sales were made $23.00

12.  Commission, spread or profit 6.25%

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [X]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [X]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Joe Eberhardy
                     --------------------------------
                     (Signature)

                     Name:         Joe Eberhardy   Title: Portfolio Manager
                     Phone number: 414-359-3587    Date:  1/6/2011

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

      RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                      FOR THE MONTH ENDED DECEMBER 31, 2010

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2.   (a) Issuer: Jefferies Group, Inc. (JEF 3.875% November 9, 2015)

     (b) CUSIP: 472319AJ   (c) Class of Securities: debt securities

3.   Underwriter/Seller from whom securities were purchased: Jefferies & Co.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. J.P. Morgan; Citi, NY Mellon Capital Markets, LLC - see attached prospectus cover

6.   Principal amount purchased by the Fund: $374,393

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $13,616,904

8.   Aggregate principal amount of offering: $499,190,000

9.   Purchase price (net of fees and expenses): $99.838

10.  Date offering is due to commence: 11/2/2010

11.  Trade Date: 11/2/2010

12.  Price at close of the first day on which any sales were made: $99.838

13.  Commission, spread or profit to be received by principal underwriters:
     $0.30

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [x]  No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [x]  No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [x]  No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [x]  No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [x]  No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

     (i)  part of an issue registered under the Securities Act of 1933 that is     [X]
          being offered to the public where:

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (ii) "Government Securities," meaning securities that:                        [ ]

     -    are issued or guaranteed as to principal or interest by the United
          States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (iii) "Eligible Municipal Securities," meaning securities that are:           [ ]

     - direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

     - sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

     (iv) part of an issue that is an "Eligible Foreign Offering," meaning the     [ ]
          offering:

     - is part of a public offering conducted under the laws of a foreign country;

     -    is subject to regulation by a foreign financial regulatory authority
          (as defined in Section 2(a)(50) of the 1940 Act) in such country;

     -    is offered at a fixed price to all purchasers in the offering;

     - contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

     - if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
          Act") and has filed all material required to be filed pursuant to
          Section 13(a) or 15(d) under the Exchange Act for a period of at least
          12 months prior to the sale of securities made in reliance; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the   [ ]
          offering:

     - is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

     - is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
          "qualified institutional buyers" as defined in Rule 144A(a)(1);

     - the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

          For purposes of determining compliance with the Eligible Rule 144A
          Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [x]  No [ ]


/s/ Madalina Bal                         Madalina Bal, Vice President
-------------------------------------    ---------------------------------------
Signature                                Name and Title

J. P. Morgan Investment Management, Inc. January 14, 2011
Sub-advisor Firm Name                    Date

                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

      RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                     FOR THE MONTH ENDED SEPTEMBER 30, 2010

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2. (a) Issuer: AmeriCredit Automobile Receivable 2010-4 A2 (AMCAR 2010-4 A2 0.95% 5/5/2014)

     (b) CUSIP: 03064FAJ   (c) Class of Securities: debt securities

3.   Underwriter/Seller from whom securities were purchased: RBS Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. J.P. Morgan; Deutsche Bank Securities, Credit Suisse, RBS, UBS Investment Bank, Wells Fargo Securities - see attached prospectus cover

6.   Principal amount purchased by the Fund: $799,952

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $16,399,022

8.   Aggregate principal amount of offering: $222,986,709

9.   Purchase price (net of fees and expenses): $99.99404

10.  Date offering is due to commence: 11/10/2010

11.  Trade Date: 11/10/2010

12.  Price at close of the first day on which any sales were made: $99.99404

13.  Commission, spread or profit to be received by principal underwriters:
     $0.35

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [x]  No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [x]  No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [x]  No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [x]  No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]  No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

     (i)  part of an issue registered under the Securities Act of 1933 that is     [X]
          being offered to the public where:

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (ii) "Government Securities," meaning securities that:                        [ ]

     -    are issued or guaranteed as to principal or interest by the United
          States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (iii) "Eligible Municipal Securities," meaning securities that are:           [ ]

     - direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

     - sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

     (iv) part of an issue that is an "Eligible Foreign Offering," meaning the     [ ]
          offering:

     - is part of a public offering conducted under the laws of a foreign country;

     -    is subject to regulation by a foreign financial regulatory authority
          (as defined in Section 2(a)(50) of the 1940 Act) in such country;

     -    is offered at a fixed price to all purchasers in the offering;

     - contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

     - if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
          Act") and has filed all material required to be filed pursuant to
          Section 13(a) or 15(d) under the Exchange Act for a period of at least
          12 months prior to the sale of securities made in reliance; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the   [ ]
          offering:

     - is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

     - is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
          "qualified institutional buyers" as defined in Rule 144A(a)(1);

     - the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

          For purposes of determining compliance with the Eligible Rule 144A
          Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X] No [ ]


/s/ Madalina Bal                         Madalina Bal, Vice President
-------------------------------------    ---------------------------------------
Signature                                Name and Title

J. P. Morgan Investment Management, Inc. January 14, 2011
Sub-advisor Firm Name                    Date

                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

      RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                     FOR THE MONTH ENDED SEPTEMBER 30, 2010

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2. (a) Issuer: Harley-Davidson Motorcycle Owner Trust 2010-1 A3 (HDMOT 2010-1 A# 1.16% 2/15/2015

     (b) CUSIP: 41283KAC   (c) Class of Securities: debt securities

3.   Underwriter/Seller from whom securities were purchased: RBS Securities Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. J.P. Morgan; RBS, Citi, Deutsche Bank Securities, CastleOak Securities, L.P., Loop Capital Markets - see attached prospectus cover

6.   Principal amount purchased by the Fund: $611,914

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $6,947,018

8.   Aggregate principal amount of offering: $147,979,102

9.   Purchase price (net of fees and expenses): $99.98588

10.  Date offering is due to commence: 11/17/2010

11.  Trade Date: 11/17/2010

12.  Price at close of the first day on which any sales were made: $99.98588

13.  Commission, spread or profit to be received by principal underwriters:
     $0.25

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X]  No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X]  No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]  No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X]  No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]  No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

     (i)  part of an issue registered under the Securities Act of 1933 that is     [X]
          being offered to the public where:

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (ii) "Government Securities," meaning securities that:                        [ ]

     -    are issued or guaranteed as to principal or interest by the United
          States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (iii) "Eligible Municipal Securities," meaning securities that are:           [ ]

     - direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

     - sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

     (iv) part of an issue that is an "Eligible Foreign Offering," meaning the     [ ]
          offering:

     - is part of a public offering conducted under the laws of a foreign country;

     -    is subject to regulation by a foreign financial regulatory authority
          (as defined in Section 2(a)(50) of the 1940 Act) in such country;

     -    is offered at a fixed price to all purchasers in the offering;

     - contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

     - if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
          Act") and has filed all material required to be filed pursuant to
          Section 13(a) or 15(d) under the Exchange Act for a period of at least
          12 months prior to the sale of securities made in reliance; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the   [ ]
          offering:

     - is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

     - is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
          "qualified institutional buyers" as defined in Rule 144A(a)(1);

     - the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

     - the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]  No [ ]


/s/ Madalina Bal                         Madalina Bal, Vice President
-------------------------------------    ---------------------------------------
Signature                                Name and Title

J. P. Morgan Investment Management, Inc. January 14, 2011
Sub-advisor Firm Name                    Date

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[X] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[ ] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Westfield Retail Trust Placement

2.   Date of Purchase 11/8/2010

3.   Underwriter from whom purchased Credit Suisse HK Ltd.

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Morgan Stanley

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $28,018,968

8.   Aggregate principal amount of offering $2,020,575,762

9.   Purchase price (net of fees and expenses) $AUD 2.750

10.  Date offering commenced 12/13/2010

11.  Offering price at close of first day on which any sales were made
     $AUD 2.750

12.  Commission, spread or profit $ 0 per share

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [ ]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [X]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [ ]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Kelly Daniels
                     --------------------------------
                     (Signature)

                     Name:         Kelly Daniels   Title: Vice President
                     Phone number: 201.830.8664    Date:  12/6/2010

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[X] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[ ] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer General Growth Properties, Inc.

2.   Date of Purchase 11/16/2010

3.   Underwriter from whom purchased Deutsche Bank Securities Inc.

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Morgan Stanley & Co. Inc.

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $118,000,000

8.   Aggregate principal amount of offering $1,991,250,000

9.   Purchase price (net of fees and expenses) $14.75

10.  Date offering commenced 11/15/2010

11.  Offering price at close of first day on which any sales were made $15.40

12.  Commission, spread or profit $0.55 per share

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [X]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [X]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Stacy Pagen
                     --------------------------------
                     (Signature)

                     Name:         Stacy Pagen     Title: Associate
                     Phone number: 201.830.8257    Date:  12/6/2010

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[X] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[ ] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Capital Shopping Centers Group

2.   Date of Purchase 11/25/2010

3.   Underwriter from whom purchased UBS AG London

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Merrill Lynch

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $1,168,041,883

8.   Aggregate principal amount of offering $349,020,709

9.   Purchase price (net of fees and expenses) GBP 3.550

10.  Date offering commenced 11/25/2010

11.  Offering price at close of first day on which any sales were made $3.810

12.  Commission, spread or profit $0 per share

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [ ]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [X]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [ ]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Kelly Daniels
                     --------------------------------
                     (Signature)

                     Name:         Kelly Daniels   Title: Vice President
                     Phone number: 201.830.8664    Date:  12/6/2010

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[X] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[ ] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Starwood Property Trust, Inc.

2.   Date of Purchase 12/09/2010

3.   Underwriter from whom purchased Wells Fargo Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Merrill Lynch

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $11,838,000

8.   Aggregate principal amount of offering $394,600,000

9.   Purchase price (net of fees and expenses) $19.73

10.  Date offering commenced 12/09/2010

11.  Offering price at close of first day on which any sales were made $19.73

12.  Commission, spread or profit $0.7892 per share

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [X]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [ ]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Kelly Daniels
                     --------------------------------
                     (Signature)

                     Name:         Kelly Daniels   Title: Vice President
                     Phone number: 201.830.8664    Date:  1/5/2011

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[X] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[ ] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Senior Housing Property Trust

2.   Date of Purchase 12/10/2010

3.   Underwriter from whom purchased Jeffries and Co. Inc.

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Morgan Stanley

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $10,250,000

8.   Aggregate principal amount of offering $256,250,000

9.   Purchase price (net of fees and expenses) $20.50

10.  Date offering commenced 12/10/2010

11.  Offering price at close of first day on which any sales were made $21.18

12.  Commission, spread or profit $0.87125 per share

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [X]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [ ]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Kelly Daniels
                     --------------------------------
                     (Signature)

                     Name:         Kelly Daniels   Title: Vice President
                     Phone number: 201.830.8664    Date:  1/5/2011

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

      RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                        FOR THE MONTH ENDED OCTOBER 2010

1.   Fund Name: Columbia Fund

2.   (a) Issuer: Global Education & Technology Group Limited (GEDU)

     (b) CUSIP: 37951A108   (c)  Class of Securities: ADS

3.   Underwriter/Seller from whom securities were purchased: Credit Suisse

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., Piper Jaffray & Co. and William Blair & Co., L.L.C.

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $38,062.50

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

     $367,500.00

8.   Aggregate principal amount of offering: $66,937,500.00

9.   Purchase price (net of fees and expenses): $10.50

10.  Date offering is due to commence: 10-7-2010

11.  Trade Date: 10-7-2010

12.  Price at close of the first day on which any sales were made: $10.50

13.  Commission, spread or profit to be received by principal underwriters:
     $0.735

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X] No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

     (i)  part of an issue registered under the Securities Act of 1933 that is     [X]
          being offered to the public where:

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (ii) "Government Securities," meaning securities that:                        [ ]

     -    are issued or guaranteed as to principal or interest by the United
          States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (iii) "Eligible Municipal Securities," meaning securities that are:           [ ]

     - direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

     - sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

     (iv) part of an issue that is an "Eligible Foreign Offering," meaning the      [ ]
          offering:

     - is part of a public offering conducted under the laws of a foreign country;

     -    is subject to regulation by a foreign financial regulatory authority
          (as defined in Section 2(a)(50) of the 1940 Act) in such country;

     -    is offered at a fixed price to all purchasers in the offering;

     - contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

     - if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
          Act") and has filed all material required to be filed pursuant to
          Section 13(a) or 15(d) under the Exchange Act for a period of at least
          12 months prior to the sale of securities made in reliance; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.


     (v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the   [ ]
          offering:

     - is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

     - is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
          "qualified institutional buyers" as defined in Rule 144A(a)(1);

     - the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

     - the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X] No [ ]


/s/ Philip K. Holl                      Philip K. Holl, Senior V.P.
-------------------------------------   ----------------------------------------
Signature                               Name and Title

TCW Asset Management Company            January 18, 2011
Sub-advisor Firm Name                   Date

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: Wells Capital Management, Inc.

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[ ] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[X] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Vera Bradley

2.   Date of Purchase 10/20/2010

3.   Underwriter from whom purchased Robert W. Baird

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Wells Fargo Securities

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $4,832,000

8.   Aggregate principal amount of offering $176,000.000

9.   Purchase price (net of fees and expenses) $16.00

10.  Date offering commenced 10/20/2010

11.  Offering price at close of first day on which any sales were made $16.00

12.  Commission, spread or profit 7.00%

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [X]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [X]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Gabe Ceci
                     --------------------------------
                     (Signature)

                     Name:         Gabe Ceci       Title: Compliance Manager
                     Phone number: 414-577-7126    Date:  11/17/2010

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                       DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: subadvisercompliance@ampf.com
                  Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: Wells Capital Management, Inc.

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund

[ ] RiverSource LaSalle International Real Estate Fund

[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund

[ ] RiverSource Partners Fundamental Value Fund

[ ] RiverSource Partners International Select Growth Fund

[ ] RiverSource Partners International Select Value Fund

[ ] RiverSource Partners International Small Cap Fund

[ ] RiverSource Partners Small Cap Value Fund

[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund

[ ] Threadneedle Emerging Markets Fund

[ ] Threadneedle European Equity Fund

[ ] Threadneedle Global Equity Fund

[ ] Threadneedle Global Equity Income Fund

[ ] Threadneedle Global Extended Alpha Fund

[ ] Threadneedle International Opportunity Fund

[ ] Threadneedle Variable Portfolio - Emerging Markets Fund

[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund

[ ] Variable Portfolio - American Century Diversified Bond Fund

[ ] Variable Portfolio - American Century Growth Fund

[ ] Variable Portfolio - Davis New York Venture Fund

[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund

[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund

[ ] Variable Portfolio - Invesco International Growth Fund

[ ] Variable Portfolio - J.P. Morgan Core Bond Fund

[ ] Variable Portfolio - Jennison Mid Cap Growth Fund

[ ] Variable Portfolio - Marsico Growth Fund

[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund

[ ] Variable Portfolio - Morgan Stanley Global Real Estate Fund

[ ] Variable Portfolio - NFJ Dividend Value Fund

[X] Variable Portfolio - Partners Small Cap Growth Fund

[ ] Variable Portfolio - Partners Small Cap Value Fund

[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund

[ ] Variable Portfolio - Pyramis(R) International Equity Fund

[ ] Variable Portfolio - UBS Large Cap Growth Fund

[ ] Variable Portfolio - Wanger International Fund

[ ] Variable Portfolio - Wanger USA Fund

[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer HeartWare International Inc.

2.   Date of Purchase December 10, 2010

3.   Underwriter from whom purchased JP Morgan Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Wells Fargo Securities

6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $1,626,200

8.   Aggregate principal amount of offering $731,790,000

9.   Purchase price (net of fees and expenses) $81.31

10.  Date offering commenced December 10, 2010

11.  Offering price at close of first day on which any sales were made $81.31

12.  Commission, spread or profit 4.249%

13.  Have the following conditions been satisfied?

                                                                                       Yes    No
                                                                                       ---   ---
     a.   The securities are:

               Part of an issue registered under the Securities Act of 1933 that       [X]   [ ]
               is being offered to the public;

               Eligible Municipal Securities;                                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                                 [ ]   [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                       Yes    No
                                                                                       ---   ---
     b.   (1)  The securities were purchased prior to the end of the first day on      [X]   [ ]
               which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
               Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

          (2)  If the securities to be purchased were offered for subscription         [ ]   [ ]
               upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

     c.   The underwriting was a firm commitment underwriting?                         [X]   [ ]

     d.   The commission, spread, or profit was reasonable and fair in relation        [X]   [ ]
          to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)?

     e.   The issuer of the securities, except for Eligible Municipal                  [X]   [ ]
          Securities, and its predecessors have been in continuous operation for not less than three years?

     f.   (1)  The amount of the securities, other than those sold in an Eligible      [X]   [ ]
               Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

          (2)  If the securities purchased were sold in an Eligible Rule 144A
               Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

               (i)  The principal amount of the offering of such class sold by         [ ]   [ ]
                    underwriters or members of the selling syndicate to
                    qualified institutional buyers, as defined in Rule
                    144A(a)(1), plus

               (ii) The principal amount of the offering of such class in any          [ ]   [ ]
                    concurrent public offering?

     g.   (1)  No affiliated underwriter of the Fund was a direct or indirect          [X]   [ ]
               participant in or beneficiary of the sale; OR

                                                                                       Yes    No
                                                                                       ---   ---
          (2)  With respect to the purchase of Eligible Municipal Securities,          [ ]   [ ]
               such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

     h.   Information has or will be timely supplied to the appropriate officer        [X]   [ ]
          of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?


Report completed by: /s/ Joe Eberhardy
                     --------------------------------
                     (Signature)

                     Name:         Joe Eberhardy   Title: Portfolio Manager
                     Phone number: 414-359-3587    Date:  1/6/2011

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

      RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                         FOR THE MONTH ENDED 12/31/2010

1.   Fund Name: RiverSource Investments, LLC

2.   (a) Issuer: First Republic Bank

     (b)  CUSIP: 33616C100   (c) Class of Securities: ___________

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley & Co. Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Bank of America

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $1,040,119.50

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

     Bank of America NA
     Barclays Capital Inc
     J.P. Morgan Chase & Co
     Jefferies & company Inc
     Keefe Bruyette & Woods, Inc.
     Merrill Lynch Capital Services Inc.
     Morgan Stanley & Co Inc.

8.   Aggregate principal amount of offering: $280,500,000

9.   Purchase price (net of fees and expenses): $25.5000

10.  Date offering is due to commence: 12/08/2010

11.  Trade Date: 12/08/2010

12.  Price at close of the first day on which any sales were made:
     $25.50

13.  Commission, spread or profit to be received by principal underwriters:
     $1.5937

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X] No [ ]

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d.   The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X] No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

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     (i)  part of an issue registered under the Securities Act of 1933 that is     [X]
          being offered to the public where:

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (ii) "Government Securities," meaning securities that:                        [ ]

     - are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (iii) "Eligible Municipal Securities," meaning securities that are:           [ ]

     - direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

     - sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

     (iv) part of an issue that is an "Eligible Foreign Offering," meaning the     [ ]
          offering:

     - is part of a public offering conducted under the laws of a foreign country;

     - is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

     -    is offered at a fixed price to all purchasers in the offering;

     - contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

     - if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to
          Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

     - the issuer (including predecessors) has been in continuous operation for at least three years.

     (v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the   [ ]
          offering:

     - is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

     - is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);

     - the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

     - the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X] No [ ]
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/s/ Steve Barry                         Steve Barry, Managing Director
-------------------------------------   ----------------------------------------
Signature                               Name and Title

Goldman Sachs Asset Management, L.P.    1/7/11
Sub-advisor Firm Name                   Date